STOCK  PURCHASE  AGREEMENT

STOCK PURCHASE AGREEMENT, dated as of June 28, 2000 by and between LIN WEI, an individual ("PURCHASER") and INDUSTRIAL RUBBER INNOVATIONS, INC., a Florida corporation ("SELLER").

                          W  I  T  N  E  S  S  E  T  H

     WHEREAS, SELLER desires to sell an aggregate of 1,600,000 shares (the "Shares") of Industrial Rubber Innovations, Inc. (the "Company") common stock to PURCHASER on the terms and conditions set forth in this Stock Purchase Agreement (hereinafter called "Agreement"); and

     WHEREAS, PURCHASER desires to buy the Shares on the terms and conditions set forth herein;

     NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the parties hereto as follows:

                                    ARTICLE  1
                       SALE  AND  PURCHASE  OF  THE  SHARES

     1.1     Sale  of the Shares.  Upon the execution of this Agreement, subject
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to  the  terms  and  conditions  herein  set  forth,  and  on  the  basis of the representations, warranties and agreements herein contained, at the closing as defined in Section 3.1 (the "Closing"), SELLER shall sell to PURCHASER, and PURCHASER shall purchase from SELLER, the Shares.

     1.2     Instruments  of  Conveyance  and Transfer.  Within ten (10) days of
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the Closing, SELLER shall deliver a certificate or certificates representing the
Shares to PURCHASER, in form and substance satisfactory to PURCHASER, as shall be effective to vest in PURCHASER all right, title and interest in and to all of the Shares.

     1.3     Consideration and Payment for the Shares.  In consideration for the
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Shares  PURCHASER  shall  pay  the purchase price ("Purchase Price") as follows:

(a) At the Closing, PURCHASER shall pay to SELLER the sum of $30,000 (the "Initial Payment");

(b) At the Closing, PURCHASER shall execute a promissory note (the "Note") in favor of SELLER in the principal amount of $82,000 in form and substance substantially similar to Exhibit "A" attached hereto and made a part hereof.

                                      ARTICLE  2
               REPRESENTATIONS  AND  COVENANTS  OF  SELLER  AND  PURCHASER

     2.1     The  SELLER  hereby  represents  and  warrants  that:

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(a)     It shall transfer title, in and to the Shares, to the PURCHASER free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind and nature whatsoever, whether direct or indirect or contingent, except as set forth in Paragraph 2.2 herein.

     2.2 Within ten (10) days of the Closing, the SELLER shall deliver to the PURCHASER certificates representing the Shares subject to no liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever, except as set forth in the legend on the certificate(s), which legend shall provide as follows:

THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF FOR A PERIOD OF ONE YEAR FROM THE ISSUANCE THEREOF EXCEPT
(i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS OR (ii) UPON THE EXPRESS WRITTEN AGREEMENT OF THE COMPANY AND COMPLIANCE, TO THE EXTENT APPLICABLE, WITH RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES.)

     2.3     The  PURCHASER  hereby  represents  and  warrants  that:

(a) PURCHASER acknowledges that the Shares will be "restricted securities" (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended ("Rule 144")), that the Shares will include the foregoing restrictive legend, and, except as otherwise set forth in this Agreement, that the Shares cannot be sold for a period of at least one year from the date of issuance unless registered with the SEC and qualified by appropriate state securities regulators, or unless PURCHASER obtains written consent from the SELLER and otherwise complies with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144).

(b) The PURCHASER has the full right, power and authority to enter into this Agreement and to carry out and consummate the transaction contemplated herein. This Agreement constitutes the legal, valid and binding obligation of PURCHASER.

(c) The PURCHASER acknowledges that investment in the Shares involves substantial risks and is suitable only for persons of adequate financial means who can bear the economic risk of an investment in the Shares for an indefinite period of time. PURCHASER further represents that he:

(1) has adequate means of providing for his or her current needs and possible personal contingencies, has no need for liquidity in his investment in the Shares, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period, and, at the present time, can afford a complete loss of his investment;

(2) is an "Accredited Investor" as that term is defined in Section 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act");

(3) does not have an overall commitment to investments which are not readily marketable that is disproportionate to his net worth, and that his investment in the Shares will not cause such overall commitment to become excessive;

(4) is acquiring the Shares for his or her own account, for investment purposes only and not with a view toward resale, assignment or distribution thereof, and no other person has a direct or indirect, beneficial interest, in whole or in part, in such Shares;

(5) has such knowledge and experience in financial, tax and business matters that he or she is capable of evaluating the merits and risks of an investment in the Shares;

(6) has been given the opportunity to ask questions of and to receive answers from persons acting on SELLER'S behalf concerning the terms and conditions of this transaction and also has been given the opportunity to obtain any additional information which SELLER possesses or can acquire without unreasonable effort or expense. As a result, PURCHASER is cognizant of the financial condition, capitalization, use of proceeds from this financing and the operations and financial condition of the Company has available full information concerning their affairs and has been able to evaluate the merits and risks of the investment in the Shares; and

(7) The funds provided for the PURCHASER's purchase are either separate property, community property over which the signatory(ies) hereto has or have the right of control or are otherwise funds as to which the undersigned has the sole right of management.

                                   ARTICLE  3
                     CLOSING  AND  DELIVERY  OF  DOCUMENTS

     3.1     Closing.  The  Closing  shall  occur  on  the  date  that PURCHASER
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delivers  the  Initial Payment and executes the Note as set forth in Section 1.3 hereof.

                                  ARTICLE  4
                      TERMINATION,  AMENDMENT  AND  WAIVER

     4.1     Termination.  Notwithstanding anything to the contrary contained in
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this  Agreement,  this  Agreement  may  be  terminated  and  the  transactions contemplated hereby may be abandoned by either party in the event of a breach of any term of this Agreement by the other party, or by the mutual consent of all of the parties.

     4.2     Waiver  and  Amendment.  Any  term,  provision,  covenant,
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representation,  warranty or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all parties hereto.

                                  ARTICLE  5
                                MISCELLANEOUS

5.1     Entire  Agreement.  This  Agreement  sets forth the entire agreement and
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understanding  of  the  parties  hereto  with  respect  to  the  transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

     5.2     Notices.  All  notices  provided  for in this Agreement shall be in
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writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication. Notices shall be deemed to have been received on the date of personal delivery, telex, facsimile transmission, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing. Notices shall be sent to the addresses set forth below:

     If  to  SELLER:
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Industrial  Rubber  Innovations,  Inc.
4609  New  Horizon  Boulevard,  Unit  8
Bakersfield,  CA  93313
Facsimile  (661)  833-8088
Attn:  Dave  Foran,  Acting  President

With  a  copy  to:
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Cutler  Law  Group
610  Newport  Center  Drive,  Suite  800
Newport  Beach,  CA  92660
Attn:  Brian  A.  Lebrecht,  Esq.
Facsimile  (949)  719-1988

If  to  Purchaser:
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Lin  Wei
c/o  Cal-T-International
430  S.  Garfield  Avenue,  Room  405
Alhambra,  CA  91801
Facsimile  (____)  _______________

     5.3     Choice  of  Law and Venue.     This Agreement and the rights of the
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parties hereunder shall be governed by and construed in accordance with the laws of the State of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws. Any action brought by any party hereto shall be brought within the State of California, County of King.

     5.4     Jurisdiction.  The parties submit to the jurisdiction of the Courts
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of  the  State  of  California  or  a  Federal  Court  empaneled in the State of
California for the resolution of all legal disputes arising under the terms of this Agreement, including, but not limited to, enforcement of any arbitration award.

     5.5     Counterparts.  This  Agreement  may  be  executed  in  one  or more
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counterparts,  each of which shall be deemed an original, but all of which shall together  constitute  one  and  the  same  instrument.

     5.6     Attorneys' Fees.  Except as otherwise provided herein, if a dispute
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should  arise between the parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the nonprevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees exclusive of such amount of attorneys' fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

     5.7     Taxes.  Any income taxes required to be paid in connection with the
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payments  due  hereunder,  shall  be  borne  by  the party required to make such payment. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the party required to withhold such tax shall furnish to the party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written hereinabove.


"PURCHASER"                                        "SELLER"


/s/ Lin Wei                            Industrial  Rubber  Innovations,  Inc.,
______________________________         a  Florida  corporation
Lin  Wei,  an  individual

                                       /s/ Dave Foran
                                       _____________________________________
                                       By:     Dave  Foran
                                       Its     Acting  President